Exhibit 10.1

SUBSCRIPTION AGREEMENT

June 11, 2014

Wave Systems Corp.
480 Pleasant Street
Lee, MA 01238

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                                      This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Wave Systems Corp., a Delaware corporation (the “Company”), and the Investor.

2.                                      The Company has authorized the sale and issuance to certain investors of (a) up to                  shares of Class A Common Stock (the “Total Shares”), par value $0.01 per share (the “Common Stock”) for a purchase price of $1.90 per share (the “Purchase Price”) and (b) warrants, in substantially the form attached hereto as Annex II (the “Warrants” and, collectively with the Total Shares, the “Securities”), to purchase up to                                [40% of Total Shares] shares of Common Stock at an exercise price of $1.90 per share (the “Exercise Price”).

3.                                      The offering and sale of the Securities (the “Offering”) are being made pursuant to the Company’s registration statement including a base prospectus (the “U.S. Base Prospectus”) on Form S-3 (Registration No. 333-190539) filed with the United States Securities and Exchange Commission (the “Commission”) (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”) and a Prospectus Supplement containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission (the “Prospectus Supplement” and together with the Registration Statement, Prospectus Supplement and all documents and exhibits incorporated by reference therein, the “Offering Documents”)).

4.                                      The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, for the aggregate purchase price set forth below, (a) the number of shares of Common Stock set forth below (the “Investor Shares”) and (b) a Warrant to purchase the number of shares of Common Stock set forth below (the “Investor Warrant” and, collectively with the Investor Shares, the “Investor Securities”).  The Investor Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5.                                      The transaction for the purchase of the Investor Shares with Craig-Hallum Capital Group LLC (“Craig-Hallum”) will settle by using the Deposit Withdrawal Agent Commission (“DWAC”) system of The Depository Trust Company (“DTC”) Settlement via “DWAC”: the Company shall instruct the Company’s transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”) to deliver Investor Shares registered in the Investor’s name and address as set forth in Exhibit A (below) at the Closing. The investor will need to instruct their representative at their broker to receive the shares via DWAC.

6.                                      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates and (b) it has no direct or indirect affiliation or association with any member of the Financial Industry Regulatory Authority, Inc.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.                                      The Investor acknowledges that, prior to or in connection with the execution and delivery of this Agreement, it has reviewed the final U.S. Base Prospectus, dated September 12, 2013, which is a part of the Company’s Registration Statement, and the Prospectus Supplement.  THIS AGREEMENT SHALL NOT CONSTITUTE A BINDING COMMITMENT ON THE PART OF THE COMPANY UNTIL (A) THE COMPANY HAS TIMELY RECEIVED AN EXECUTED COPY OF THE COMPLETED SUBSCRIPTION AGREEMENT FROM THE INVESTOR AND (B) THE COMPANY HAS DELIVERED TO THE INVESTOR AN EXECUTED COUNTERPART SIGNATURE PAGE HERETO.  THE INVESTOR ACKNOWLEDGES THAT, AT ANY TIME PRIOR TO THE DELIVERY OF ITS EXECUTED COUNTERPART SIGNATURE PAGE, THE COMPANY MAY ELECT TO NOT ENTER INTO THIS SUBSCRIPTION AGREEMENT FOR ANY REASON.

[Signature page follows]

SIGNATURE PAGE

Number of Investor Shares:

Shares issuable upon exercise of Investor Warrant:

(40% No. of Investor Shares, Exercise Price of $1.90 per share)

Purchase Price Per Investor Share:    $1.90

Total Purchase Price:  $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: June 11, 2014

INVESTOR

By:
Print
Name:
Title:
Address:

Phone #:
Email:

Agreed and Accepted
, 2014:

WAVE SYSTEMS CORP.

By:
Name:
Title:

EXHIBIT A

Wave Systems Corp.

INVESTOR QUESTIONNAIRE

TO BE PROVIDED

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

All capitalized terms not otherwise defined in this Annex I shall have the meanings ascribed thereto in the Subscription Agreement to which this Annex I is attached.

1.                                      Authorization and Sale of the Investor Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Investor Securities.

2.                                      Agreement to Sell and Purchase the Investor Securities; Placement Agents.

2.1.                            At the Closing (as defined in Section 3.1 below), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Investor Shares and corresponding Warrant set forth on the last page of the Subscription Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price set forth on the Signature Page.

2.2.                            The Company proposes to enter into substantially the same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of some or all of the remaining Securities to them as part of the Offering (subject to Section 3.2(b) below).  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”.  The Company may complete sales of the remaining Securities in the Offering to certain of the Other Investors without requiring such Other Investors to enter into a Subscription Agreement; such sales shall nevertheless be on the same price terms as the price terms for all of the other sales in the Offering.

2.3.                            The Investor acknowledges that the Company intends to pay Craig-Hallum (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of the Securities to the Investor pursuant to a Placement Agency Agreement (the “Placement Agreement”) with the Placement Agent.  A copy of the Placement Agreement is available to the Investor upon request.

3.                                      Closings and Delivery of the Securities and Funds.

3.1.                            Closing.  The completion of the purchase and sale of the Securities (the “Closing”) will occur on or before June 17, 2014 (the “Closing Date”).  At the Closing and in accordance with Section 5 of the Subscription Agreement: (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Investor Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached to the Subscription Agreement as Exhibit A, in the name of a nominee designated by the Investor; (b) the Company will deliver (by overnight courier) a Warrant to purchase the number of shares of Common

Stock set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached to the Subscription Agreement as Exhibit A, in the name of a nominee designated by the Investor; and (c) the aggregate purchase price for the Investor Securities being purchased by the Investor will be paid by or on behalf of the Investor to the escrow agent engaged by the Company in the manner set forth in Section 3.3 below.

3.2.

(a)                                 Conditions to the Company’s Obligations.  The Company’s obligation to issue the Investor Securities to the Investor will be subject to (a) the receipt by the Company of the aggregate purchase price for the Investor Securities being purchased hereunder as set forth on the Signature Page, (b) the accuracy of the representations and warranties made by the Investor in this Agreement, (c) the fulfillment of those undertakings of the Investor to be fulfilled on or prior to the Closing Date, (d) the Registration Statement remaining in effect and no stop order proceedings with respect thereto being pending or threatened, (e) there being no objections raised by the staff of the NASDAQ Stock Market to the consummation of the sale without the approval of the Company’s stockholders and (f) the satisfaction (or waiver by the applicable party) of all conditions to closing set forth in the Placement Agreement.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Investor Securities will be subject to the fulfillment of those undertakings of the Company with respect to the Investor Securities and/or the Investor to be fulfilled on or prior to the Closing Date.  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the remaining Securities that they have agreed to purchase from the Company.

3.3.                            Delivery of Funds; Delivery of Investor Shares.

(a)                                 Subject to all of the provisions set forth in Section 5 of the Subscription Agreement settlement of the Investor Securities purchased by such Investor will be by means of the DWAC system of DTC.  The Investor shall (i) pay to the Company by wire transfer of immediately available funds to the account set forth on Annex III hereto the aggregate purchase price for the Investor Shares being purchased by the Investor hereunder and (ii) direct the broker-dealer at which the account or accounts to be credited with the Investor Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Investor Shares by means of an electronic book-entry delivery.  Immediately after the escrow agent’s release to the Company of the purchase price for the Investor Securities as described herein, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Investor Shares pursuant to the information contained in the DWAC.

4.                                      Representations, Warranties and Covenants.

4.1.                            Representations, Warranties and Covenants of the Investor.

(a)                                 The Investor represents and warrants to, and covenants with, the Company that: (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Investor Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Investor Securities; (b) the Investor has answered all questions on the Signature Page for use in the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (c) the Investor, in connection with its decision to purchase the number of Investor Securities set forth on the Signature Page, is relying only upon the U.S. Base Prospectus, the Prospectus Supplement and the documents incorporated by reference therein.

(b)                                 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Investor Securities, or possession or distribution of offering materials in connection with the issue of the Investor Securities, in any jurisdiction outside the United States where action for that purpose is required.  The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Investor Securities or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Investor Securities, except as set forth or incorporated by reference in the U.S. Base Prospectus or the Prospectus Supplement.

(c)                                  The Investor further represents and warrants to, and covenants with, the Company that: (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)                                 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Investor Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Securities.

(f)                                   The Investor represents, warrants and agrees that, since the date on which the Placement Agent first contacted the Investor about the Offering, it has not directly or indirectly (a) engaged in any short selling, (b) established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, or (c) granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale, in each case with respect to the Company’s securities. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) the Investor makes no representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.2(g), (ii) the Investor shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.2(g) and (iii) the Investor shall have no duty of confidentiality to the Company after the issuance of the initial press release as described in Section 4.2(g).

(g)                                  The Investor acknowledges that it has had the opportunity to review the Offering Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The Investor acknowledges and agrees that neither the Placement Agent nor any affiliate of the Placement Agent has provided the Investor with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  In connection with the issuance of the Securities to the Investor, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to the Investor.

4.2                               Representations, Warranties and Covenants of the Company.  The Company represents and warrants to, and covenants with, the Investor that:

(a)                                 The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors or the Company’s stockholders in connection herewith or therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)                                 The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Investor Shares and Warrant and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except for, in the case of clauses (ii) and (iii) above, such conflicts, defaults, liens, rights, conflicts or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below).

(c)                                  The Investor Shares and Warrant are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company (other than liens arising under applicable securities laws).  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. The Company has prepared and filed the registration statement (the “Registration Statement”) in conformity (as to form) with the requirements of the Securities Act in all material respects, which became effective on July 22, 2011, including the U.S. Base Prospectus.  The Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the U.S. Base Prospectus thereunder has been issued by the Securities and Exchange Commission (the “Commission”) and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.  The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus Supplement, with the Commission pursuant to Rule 424(b) under the Securities Act.  At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform (as to form) in all material respects to the requirements of the Securities Act; and the U.S. Base Prospectus and any amendments thereto and the Prospectus Supplement, at time the U.S. Base Prospectus or any amendment thereto or the Prospectus Supplement, as applicable, was issued and at the Closing Date, conformed and will conform (as to form) in all material respects to the requirements of the Securities Act.

(d)                                 No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  The issuance and sale of the Investor Securities will not obligate the Company to issue shares of Common Stock or other securities to any person or entity (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party.

(e)                                  Since March 31, 2014, except as specifically disclosed in one of the Company’s public filings with the Commission filed prior to the date hereof, (i) there has been no event or occurrence that has had or that would reasonably be expected to result in (A) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (B) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (A) or (B), a “Material Adverse Effect”) and (ii) the Company has not incurred any liabilities (contingent or otherwise) that would be required under U.S. Generally Accepted Accounting Principles to be reflected on the consolidated balance sheet of the Company other than (A) those liabilities or obligations as may be or may have been incurred in connection with the transactions contemplated by this Agreement, (B) liabilities that have been incurred in the ordinary course of business consistent with past practice since March 31, 2014 and (C) liabilities that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(f)                                   Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person or entity acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information (as determined under federal securities laws) which is not otherwise disclosed in the Prospectus Supplement.

(g)                                  The Company shall by 9:00 a.m. (New York City time) on the trading day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby.  The Company represents to the Investor that, immediately after the public release of such press release, it shall have publicly disclosed all material, non-public information (as determined under federal securities laws) delivered to the Investor by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except as required by federal securities law, in which case the Company shall provide the Investor with prior notice of such disclosure.

(h)                                 From the date hereof until 90 days after the Closing, the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined below) (including but not limited to draw downs pursuant to its At Market Issuance Sales Agreement, dated January 30, 2012, with MLV & Co. LLC, as the same may be amended from time to time (the “ATM Agreement”)) other than issuances pursuant to (i) the offering described in the Prospectus Supplement, (ii) the Company’s stock option plans or employee stock purchase plans or (iii) upon conversion or exercise of any outstanding convertible instruments, options or warrants or similar securities (“Common Stock Equivalents”) that are outstanding as of the date hereof or issued in the offering described in the Prospectus Supplement (but not any modification to the conversion or exercise price thereof).

Additionally, from the date hereof until the twelve-month anniversary of the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction, provided that the Company may effect or enter into agreements to effect issuances of Common Stock or Common Stock Equivalents (or a combination of units thereof) in one or more “at the market offerings” (including without limitation pursuant to the ATM Agreement) at any time from and after January 1, 2015.  “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price (other than standard and customary “preemptive” or “participation” rights and excluding any agreement by the Company to issue shares of its Common Stock as consideration in an acquisition, merger or similar business combination transaction).  For the avoidance of doubt, the issuance of a security which is subject to customary anti-dilution protections, including where the conversion, exercise or exchange price is subject to adjustment as a result of stock splits, reverse stock splits and other similar recapitalization or reclassification events, shall not be deemed to be a “Variable Rate Transaction.”  Any

Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

5.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Investor Shares being purchased and the payment therefor.

6.                                      Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)                                 if to the Company, to:

Wave Systems Corp.
480 Pleasant Street
Lee, MA 01238
Fax:  (413) 243-0391
Attn:  Walter A. Shephard, CFO

with copies to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Fax:  (212) 728-9272
Attn:  Neil W. Townsend

David B. Cosgrove

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.                                      Changes.  This Agreement shall not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.                                      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.                                      Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.                               Governing Law; Jurisdiction.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall only be instituted, heard and adjudicated (excluding appeals) only in a state or federal court located in New York, and each party hereto knowingly, voluntarily and intentionally waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the exclusive personal jurisdiction of any such court in any such action, suit or proceeding.  Service of process in connection with any such action, suit or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

11.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.                               Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Investor Securities to such Investor.

13.                               Entire Agreement.  This Agreement and the Warrant constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between such parties with respect to such subject matter.

14.                               No Assignment.  This Agreement shall not be assigned by any party hereto without the express prior written consent of the other party.

********************

ANNEX II

[INSERT FORM OF WARRANT]

ANNEX II

ESCROW AGENT WIRE INSTRUCTIONS

In accordance with Section 3.3(c) of the Terms and Conditions for Purchase of Securities attached hereto as Annex I, remit by wire transfer the amount of funds equal to the aggregate purchase price for the shares being purchased by the Investor to the following account:

WIRE INSTRUCTIONS:

[Intentionally omitted]